6/12/2020

WST INVESTMENT TRUST

WSTCM CREDIT SELECT RISK-MANAGED FUND

Supplement to the Prospectus and the Statement of Additional Information (“SAI”), each dated December 30, 2019

This supplement updates certain information contained in the Prospectus and the SAI of the WSTCM Credit Select Risk-Managed Fund (the “Fund”), a series of the WST Investment Trust (the “Trust”), as described below. For more information or to obtain a copy of the Fund’s Prospectus or the SAI, free of charge, please contact the Fund at 1-866-515-4626. You may also obtain a copy of the Fund’s Prospectus and SAI free of charge on the Fund’s website at www.wstcmfunds.com or by writing the Fund at WSTCM Credit Select Risk-Managed Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

Changes to the Prospectus

The following changes to the Prospectus are made in the section entitled “Risk/Return Summary: WSTCM Credit Select Risk Managed Fund - Principal Risks”.

The following disclosure replaces, in its entirety, the disclosure titled “Market Risk” appearing on page 3 of the Prospectus:

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

The following changes to the Prospectus are made in the section entitled “Investment Objectives, Investment Strategies and Related Risks of the Fund – Principal Risks”.

The following disclosure replaces, in its entirety, the disclosure titled “Market Risk” appearing on page 11 of the Prospectus:

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.

CHANGES TO THE STATEMENT OF ADDITIONAL INFORMATION

The following changes to the SAI are made in the section entitled “ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS”.

The following disclosures are added to the list of risk disclosures starting on page 2 of the SAI:

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease that has recently emerged (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by U.S. government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps appear to be taking place again in 2020 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline.

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Investors Should Retain this Supplement for Future Reference